Income tax expense	12 Months Ended
Dec. 31, 2025
Income taxes paid (refund) [abstract]
Income tax expense	Income tax expense

	2025	2024
Enterprise Income Tax ("EIT")	$—	$—
Under the Law of the People's Republic of China (the "PRC") on EIT (the "EIT Law") and Implementation Regulation of the EIT Law, the tax rate of the PRC subsidiaries is 25% for the year. Under the Preferential Income Tax Policies on Small Low-profit Enterprises issued by State Taxation Administration of the PRC, the qualified entity will be taxed at 5%.
Hong Kong Profits Tax is calculated at 16.5% on the estimated assessable profit for the year.
Taxation arising in other jurisdictions is calculated at the rates prevailing in the relevant jurisdictions.
For the year, no provision for income tax is required as the individual companies comprising the Group either have no assessable profit, incurred a loss or have tax losses brought forward from prior years to offset the assessable profits.
The income tax expense for the year can be reconciled to the profit before tax per the statement of profit or loss and other comprehensive income as follows:

	2025	2024
Profit before tax	$5,804,192	$4,472,893
Tax at the domestic rate of 16.5% (Note)	957,692	738,027
Tax effect of income not taxable for tax purposes	(4,577,504)	(5,178,539)
Tax effect of expenses not deductible for tax purposes	208,014	843,431
Tax effect of deductible temporary differences not recognized	197,756	275,759
Tax effect of tax losses not recognized	4,274,704	4,425,036
Effect of different tax rates of subsidiaries operating in other jurisdictions	(1,060,662)	(1,103,714)
Income tax expense for the year	$—	$—
Note:    The domestic tax rate (which is Hong Kong Profits Tax rate) in the jurisdiction where the operation of the Group is substantially based is used.